UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

SCIENTIGO, INC.
(Exact name of registrant as specified in its charter)

Commission file number:  0-22969

Delaware	59-3562953
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6701 Carmel Road

Suite 205

Charlotte, NC  28226

(Address and zip code of principal executive offices)

(704) 837-0500

(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On November 22, 2006, Dennis H. Bunt, the Chief Financial Officer of the Registrant, tendered his resignation from employment with the Registrant, effective immediately.

Item 7.01	Regulation FD Disclosure

   On November 29, 2006, the Registrant issued a press release regarding the events described in this Current Report.  A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements And Exhibits

(c)	Exhibit

The following exhibit is filed or furnished herewith:
	99.1	Press Release dated November 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIENTIGO, INC.

By:	/s/ Cindy White
Name: Cindy White
Title: President and Chief Operating Officer
Date: November 29, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 29, 2006